Business	9 Months Ended
Sep. 30, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Business
Business

Cerecor Inc. (the “Company” or “Cerecor”) is a biopharmaceutical company that is developing innovative drug candidates for commercialization, license or sale to make a difference in the lives of patients with neurologic and psychiatric disorders. The Company’s operations since inception have been limited to organizing and staffing the Company, acquiring rights to and developing certain product candidates, business planning and raising capital.

Liquidity

The Company's financial statements have been prepared on an accrual basis. The Company has not generated any product revenues and has not yet achieved profitable operations from commercialization. There is no assurance that profitable operations will ever be achieved, and if achieved, could be sustained on a continuing basis.

Prior to the quarter ended September 30, 2017, the Company had incurred recurring operating losses since inception. For the nine months ended September 30, 2017, the Company generated net income of $15.0 million and positive cash flows from operations of $15.1 million. In August 2017, the Company sold all of its rights to a prior product candidate, CERC-501, to Janssen Pharmaceuticals, Inc. (“Janssen”) in exchange for initial gross proceeds of $25.0 million, of which$3.75 million was deposited into a twelve-month escrow to secure certain indemnification obligations, as well as a potential future $20.0 million regulatory milestone payment. The terms of the agreement provide that Janssen will assume ongoing clinical trials and be responsible for any new development and commercialization of CERC-501.

As of September 30, 2017, the Company had an accumulated deficit of $55.1 million and a balance of $24.0 million in cash and cash equivalents. The Company anticipates operating losses to continue for the foreseeable future due to, among other things, costs related to its preclinical programs, additional clinical development of its product candidates, business development and costs associated with its organizational infrastructure. The Company will require substantial additional financing to fund its operations and to continue to execute its strategy. The Company plans to meet its capital requirements primarily through a combination of equity or debt financings, collaborations, or out-licensing arrangements, strategic alliances, federal and private grants, marketing, distribution or licensing arrangements and in the longer term, revenue from product sales to the extent its product candidates receive marketing approval and are commercialized. There can be no assurance, however, that the Company will be successful in obtaining financing at the level needed to sustain operations and develop its product candidates or on terms acceptable to the Company, or that the Company will obtain approvals necessary to market its products or achieve profitability or sustainable positive cash flow. If the Company fails to raise capital or enter into any such arrangements, it will have to further delay, scale back or discontinue the development of one or more of its product candidates or cease its operations altogether.

In April 2017 the Company received $5.0 million in gross proceeds pursuant to a securities purchase agreement with Armistice Capital Master Fund Ltd (“Armistice”). The Company has the potential to raise additional cash through an equity distribution agreement with Maxim Group LLC ("Maxim Group") as described in Note 8.

The Company expects its cash on hand at September 30, 2017 to fund future expenses through at least December 31, 2018.